UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2010

U.S. BANCORP
 (Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 466-3000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously announced, Richard K. Davis, U.S. Bancorp’s Chairman, President and Chief Executive Officer, will make a presentation at the Citi 2010 Financial Services Conference, at 10:30 a.m. ET on Wednesday, March 10, 2010, at the Waldorf Astoria Hotel in New York City. A copy of the presentation slides, which will be discussed during the presentation, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. These slides can also be accessed on U.S. Bancorp’s website at usbank.com by clicking on “About U.S. Bancorp” and then “Investor/Shareholder Information.” A webcast of the presentation can also be accessed at this location on the website, and a replay of the webcast will be available within one hour at the same location, for 90 days. The webcast link can be found under “Webcasts and Presentations.”

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1 Citi 2010 Financial Services Conference Presentation Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ Lee R. Mitau

Lee R. Mitau Executive Vice President, General Counsel and Corporate Secretary

Date: March 10, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Citi 2010 Financial Services Conference Presentation Slides

4